Intangible assets	12 Months Ended
Mar. 31, 2014
Intangible assets
Intangible assets

6. Intangible assets

        Intangible assets consisted of the following:

	Weighted-average useful lives	As of March 31, 2013	As of March 2014
Capitalized software development costs	5 years	$13,373	$16,088
Trade name	6 years	13	13
Websites	6 years	6	6
Contract-based customer relationships	10 years	20,756	20,756
Other	4 years	372	372

Total cost		34,520	37,235
Accumulated amortization		(12,163)	(16,227)

Total intangible assets, net		$22,357	$21,007

        Amortization expense for intangible assets for the year ended March 31, 2012, 2013 and 2014 was $2,405, $2,138 and $4,065 respectively.

        For the next 5 years amortization to be presented:

Amortization
For the year ended March 31, 2015	$5,376
For the year ended March 31, 2016	4,891
For the year ended March 31, 2017	4,596
For the year ended March 31, 2018	4,440
For the year ended March 31, 2019	2,616

Total	$21,919

        On December 31, 2012, Luxoft International entered into an agreement with Deutsche Bank AG (London Branch) and DB Services New Jersey, Inc. for the purchase of Horizon, a software product for comprehensive across-enterprise risk management and visualization. Pursuant to this agreement, Luxoft International agreed to pay 2.5 million Euro and 20% of the net revenues from the sale of this software to third parties during next five years. The Group estimated the fair value of the contingent liability as of December 31, 2012 in the amount of net present value of future revenue sharing payments totaling $2,378, which was estimated based on the forecasted revenues in the following 5 years discounted at 15%. The Group performs revaluation of liabilities on quarterly basis. Fair value of contingent consideration as of March 31, 2014 is $1,920.